NOTICE -- THIS IS A VALUABLE SECURITY                            No. G-01

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ACCORDINGLY, NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

                          VISTA TECHNOLOGIES INC.
           (Incorporated under the laws of the State of Nevada)

          CLASS G COMMON STOCK NON-TRANSFERABLE PURCHASE WARRANTS
                      100,000 SHARES OF COMMON STOCK
           Void After DECEMBER 31, 2001 (the "Expiration Date")

  This is to certify that, for value received, receipt of which is hereby acknowledged, ALLEN J. SIMON (hereinafter called the "holder"), is entitled to purchase from VISTA TECHNOLOGIES INC., a Nevada corporation (hereinafter called the "Company"), at the Warrant Price of TWO DOLLARS SIXTY-TWO AND ONE-HALF CENTS ($2.625) per share, subject to adjustment as hereinafter provided (hereinafter called the "Warrant Price"), at any time after the date this Warrant was issued and on or before 5:00 P.M. New York City time on December 31, 2001 unless earlier called for redemption in accordance with Section 1 below, and then on the first business day prior to the date fixed for redemption hereunder (the last such date upon which this Warrant may be exercised in either event being herein called the "Expiration Date"), up to ONE HUNDRED THOUSAND (100,000) fully paid and non-assessable shares of Common Stock of the Company (hereinafter called "Common Stock"), subject to the terms and conditions hereof, including such adjustments as may be required under the terms hereof.

  This Warrant was originally issued as part of an authorized class of Class G common stock purchase warrants issuable to employees of, and/or consultants to, the Company. The class of warrants so issued are called the "Warrants"; this Warrant represents part of such issue and is herein called "this Warrant."

  NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED BY THE REGISTERED HOLDER OF THIS WARRANT PRIOR TO THE EXERCISE THEREOF WITHOUT THE PRIOR WRITTEN CONSENT OF EITHER THE BOARD OF DIRECTORS OR THE CHIEF EXECUTIVE OFFICER OR THE COMPANY.

  This Warrant may be exercised by the holder as hereinabove provided as to the whole or any part of the shares of Common Stock covered hereby, by surrender of this Warrant at the principal office of any transfer agent for the Common Stock, or, if the Company shall not have any transfer agent for the Common Stock, at the principal office of the Company (any such transfer agent, or the Company acting hereunder, being hereinafter called the "Warrant Agent"), with the statement of election to subscribe attached hereto duly executed and upon payment to the Company of the Warrant Price for shares so purchased IN CASH OR BY CERTIFIED CHECK OR BANK DRAFT OR BY TENDER OF WARRANTS AS PROVIDED BY SECTION 4 BELOW. Thereupon (except that if, upon such date, the stock transfer books of the Company shall be closed, then upon the next succeeding date on which such transfer books are open), this Warrant shall be deemed to have been exercised and the person exercising the same to have become a holder of record of shares of Common Stock (or of the other securities or property to which such person is entitled upon such exercise) purchased hereunder for all purposes, and certificates for such shares so purchased shall be delivered to the purchaser within a reasonable time (not exceeding 5 business days, except while the transfer books of the Company are closed) after this Warrant shall have been exercised as set forth hereinabove. If this Warrant shall be exercised in respect of a part only of the shares of Common Stock covered hereby, the holder shall be entitled to receive a similar warrant of like tenor and date covering the number of shares in respect of which this Warrant shall not have been exercised.

  The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

  The rights of the holder of this Warrant shall be subject to the following terms and conditions:

SECTION 1.       REDEMPTION RELATING TO TERMINATION OF EMPLOYMENT OF
REGISTERED HOLDER.

  1.1. Subject to the provisions of this Warrant, on not less than ten (10) days notice given at any time after the termination of employment of the registered holder of this Warrant under the provisions of either paragraphs 6(a), 6(b) or 6(d) of that certain Employment Agreement dated as of November 1, 1996 between the Company and Allen J. Simon, all of this Warrant may be redeemed, at the option of the Company, at a redemption price of $100.00 (the "Redemption Price").

  1.2. In the event the conditions set forth in Section 1.1 are met, and the Company shall desire to exercise its right so to redeem this Warrant, the Company shall mail a notice of redemption to the registered holders of this Warrant to be redeemed, first class, postage prepaid, not later than the tenth (10th) day before the date fixed for redemption, at his last address as shall appear on the records of the Company. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the registered holder receives such notice. The date fixed for the redemption of the Warrants shall be the "Redemption Date." Any right to exercise this Warrant shall terminate immediately upon the election of the Company to redeem this Warrant. Thereafter, the only obligations of the Company hereunder shall be to pay the registered holder of the Warrant the Redemption Price on or before the Redemption Date.


SECTION 2.    INVESTMENT INTENT

  2.1. The holder of this Warrant, by acceptance hereof, represents and warrants that this Warrant has been acquired by said holder for his own account for investment, and acknowledges that any proposed sale, assignment or transfer of this Warrant or the shares of Common Stock issuable upon exercise hereof is prohibited unless such sale, assignment or transfer in the opinion of counsel for the Company will not require the prior registration of such securities under the Securities Act of 1933, as amended ("Securities Act").

  2.2. The holder of this Warrants agrees to give written notice to the Company before exercising or selling this Warrant of such holder's intention to do so, describing briefly the manner of any proposed sale of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable upon such proposed exercise hereof. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company for such counsel's opinion. If in the opinion of such counsel the proposed exercise or sale may be effected without registration under the Securities Act of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to sell this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise, all in accordance with the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel the proposed exercise or sale described in said written notice given by the holder of this Warrant may not be effected without registration of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company shall promptly give written notice of such opinion to the holder of this Warrant. The holder of this Warrant agrees that, if the proposed exercise or sale by such holder cannot, in the opinion of such counsel, be effected without such registration, the holder will not so exercise or sell this Warrant or the shares of Common Stock issuable upon the exercise hereof.

SECTION 3.   CERTAIN ADJUSTMENTS AND NOTICE

  3.1. In case the Company shall hereafter at any time change as a whole, by split-up, subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares of Common Stock with or without par value, (i) the number of shares of Common Stock which immediately prior to such change the holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such change, and (ii) the Warrant Price in effect immediately prior to such change shall be increased or decreased, as the case may be, in inverse proportion to such increase or decrease in the number of such shares outstanding immediately prior to such change; in any such event, the rights of the holder of this Warrant to an adjustment in the number of shares of Common Stock purchasable on exercise of this Warrant as herein provided shall continue and be preserved in respect of any shares, securities, or assets which the holder of this Warrant becomes entitled to purchase hereafter.

  3.2. In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, or in case of any sale, transfer or other disposition to another corporation of all or substantially all the property, assets, business and goodwill of the Company as an entirety, as the case may be, the holder of this Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, that appropriate provision shall be made so that such holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property receivable, upon such capital reorganization, reclassification of capital stock, consideration, merger, sale, transfer or other disposition, by a holder of the number of shares of Common Stock which this Warrant entitled the holder thereof to purchase immediately prior to such capital reorganization, reclas-sification of capital stock, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments (as determined in good faith by the Board of Directors of the Company or of such other corporation, as the case may be) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of this Warrant, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant.

  3.3. In case the Company shall hereafter at any time declare a dividend upon shares of Common Stock payable otherwise than out of retained earnings or otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the holder of this Warrant shall, upon exercise of this Warrant in whole or in part, be entitled to receive, in addition to the number of shares of Common Stock deliverable upon such exercise against payment of the Warrant Price therefor, but without further consideration, the cash, stock or other securities or property which the holder of this Warrant would have received as dividends (otherwise than out of such retained earnings and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations) if continuously since the date set forth at the foot of this Warrant such holder (i) had been the holder of record of the number of shares of Common Stock deliverable upon such exercise and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this Section 4.3, a dividend payable otherwise than in cash shall be considered to be payable out of retained earnings only to the extent of the fair value of such dividend as determined by the Board of Directors of the Company.

  3.4. No certificates for fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but in lieu thereof the Company shall, upon exercise in full of this Warrant, purchase out of funds legally available therefor any such fractional interest for an amount in cash equal to the current market value of such fractional interest calculated to the nearest cent, computed on the basis of the high bid prices, as reported in the public market on the most recent day prior to the date of such exercise for which such bid prices shall have been so reported. If there have been no reported bid prices within ten days prior to exercise, the current market value shall be fixed in a manner determined in good faith by the Board of Directors of the Company.

  3.5. Whenever the Warrant Price is adjusted, as herein provided, the Company shall forthwith file with the Warrant Agent a statement signed by the President or any one of the Vice Presidents of the Company and by its Treasurer or an Assistant Treasurer, stating the adjusted Warrant Price determined as herein provided. Such statement shall show in details the facts requiring such adjustment, including a statement of the consideration received by the Company for any additional securities issued. Whenever the Warrant Price is adjusted, the Company will forthwith cause a notice stating the adjustment and the Warrant Price to be mailed to the registered holder of this Warrant at the address of such holder shown on the books of the Company.


SECTION 4. "CASHLESS EXERCISE" -- HOLDER'S OPTION OF EXERCISE FOR CASH OR BY TENDER OF WARRANTS

  4.1.   EXERCISE FOR CASH.   This Warrant may be exercised by the
holder as to the whole or any part of the shares of Common Stock covered hereby, by surrender of this Warrant to the Company, with the statement of election to subscribe attached hereto duly executed and with payment to the Company of the Warrant Price for shares so purchased in cash or by certified check or bank draft payable to the order of the Company.

  4.2.   EXERCISE BY TENDER OF WARRANTS FOR CANCELLATION AND
EXCHANGE.

  4.2.1.   DEFINITION OF FAIR MARKET VALUE.  For the purposes of this
Section 4.2, the "Fair Market Value" of a share of Common Stock as of any date shall mean the following: If the Common Stock is publicly traded, the Fair Market Value per share of the Common Stock shall be determined by reference to the average of the closing prices in the over-the-counter market or on any securities exchange during the 10 consecutive trading days on which the Common Stock is traded immediately preceding the date upon which the Company has received the statement of election to subscribe attached hereto, duly executed, with a designation of the number of Tendered Warrants (as defined below). In the event there shall be no closing price for the Common Stock on any one or more of such days, then the price for such day shall be the closing bid price as quoted in the over-the-counter market or by such securities exchange; or

  4.2.2.   PAYMENT WITH TENDERED WARRANTS.   In lieu of payment of the
Warrant Price in cash, this Warrant may be exercised by the holder, at its option, as to part of the shares of Common Stock covered hereby by surrender of this Warrant to the Company with the statement of election to subscribe attached hereto duly executed and by tendering a portion of such Warrants for cancellation in payment of the Warrant Price. Upon the election of the holder of this Warrant to pay the Warrant Price by tendering Warrants for cancellation in exchange for payment of the Warrant Price, the holder shall designate on the statement of election to subscribe attached hereto that number of Warrants which the holder is tendering for cancellation in exchange for the exercise of this Warrant (herein called the "Tendered Warrants"). The number of shares of Common Stock issuable upon any such exercise of this Warrant by the tender for cancellation of Tendered Warrants shall be determined by the following formula:

  FIRST, subtract the Warrant Price per share of Common Stock then in effect hereunder from the Fair Market Value per share of Common Stock as defined above (the difference, assuming it shall be a positive figure, is herein called the "In-the-Money Spread");

  SECOND, multiply the In-the-Money Spread per share of Common Stock by the number of Tendered Warrants (the product of such multiplication is herein called the "Tendered Value");

  THIRD, divide the Tendered Value by the Warrant Price then in effect -- the result of such calculation shall be the number of shares of Common Stock issuable upon the exercise of other Warrants in exchange for the surrender for cancellation of the Tendered Warrants.

(As an example, if the Fair Market Value is $6.5625 per share of Common Stock and the Warrant Price then in effect is $2.625, the In-the-Money Spread would be $3.9375; if the number of Tendered Warrants in this example were 10,000 Tendered Warrants, the total Tendered Value would be $39,375 resulting from multiplying $3.9375 by 10,000; when the Tendered Value of $39,375 is then divided by the $2.625 Warrant Price, the result is 15,000 shares of Common Stock purchasable under other Warrants then exercised hereunder by the surrender for cancellation of 10,000 Tendered Warrants.)

SECTION 5.     MISCELLANEOUS

  5.1. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of this Warrant, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

  5.2. If this Warrant shall be lost, stolen, mutilated or destroyed, the Company may instruct the Warrant Agent, on such terms as to indemnify or otherwise as the Company may in its discretion impose, to issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

  5.3. The Company and any Warrant Agent may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

  5.4. This Warrant shall not entitle the holder to any rights of a stockholder of the Company, either at law or in equity, including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any preemptive rights or to receive any notice of meetings of stockholders or of any other proceedings of the Company.

  5.5. This Warrant shall be governed by the laws of the State of California.

  IN WITNESS WHEREOF, VISTA TECHNOLOGIES INC. has caused this Warrant to be signed in its corporate name by its duly authorized officer as of the day and year written below.

Dated: __________________

                                VISTA TECHNOLOGIES INC.

Attest:

                                By ________________________________
                                     President
________________________________
Secretary

                           ELECTION TO SUBSCRIBE

                                                Date:_________________, 199__

To: VISTA TECHNOLOGIES INC.: The undersigned hereby subscribes for __________ of the shares of Common Stock covered by the within Warrant and tenders payment herewith in the amount of $_______________ in accordance with the terms thereof by either (i) payment of said sum in cash, or (ii) the tender for cancellation of __________ additional Warrants hereunder in accordance with the provisions of Section 4.2 of this Warrant.


                                      Deliver Stock Certificates(s)
                                      [   ]           [   ]
Issue Certificate(s) for said Stock    by mail        against counter-receipt

TO:                                   TO:

_________________________________    ______________________________________
(Name)                               (Name)

_________________________________    ______________________________________
(Taxpayer Identification Number)     (Street and Number)

_________________________________    ______________________________________
(Street and Number)                  City        State  ZIP Code

_________________________________
 City       State   ZIP Code

and if said number of shares shall not be all of the shares covered by the within Warrant, that a new Warrant for the balance of the shares remaining be registered in the name of, and delivered, to the registered holder of this Warrant certificate.


__________________________________   ______________________________________
(Signature of Registered Holder)     Signature Guaranteed